Exhibit 10.3

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SECURITY AGREEMENT (this “Amendment”) is entered into as of the 26th day of January, 2018, by and among Wilmington Savings Fund Society, FSB (“Noteholder Collateral Agent”), SAExploration Holdings, Inc., a Delaware corporation (the “Company”), SAExploration Sub, Inc., a Delaware corporation (“SAE Sub”), SAExploration, Inc., a Delaware corporation (“SAE”), SAExploration Seismic Services (US), LLC, a Delaware limited liability company (“SAE Seismic”), and NES, LLC, an Alaska limited liability company (“NES” and, together with SAE Sub, SAE and SAE Seismic, the “Guarantors” and each, a “Guarantor”; the Guarantors, together with the Company, the “Pledgors” and each, a “Pledgor”).

R E C I T A L S:

A.	The Company, as issuer, the Guarantors party thereto, the Noteholder Collateral Agent and Wilmington Savings Fund Society, FSB, as trustee thereunder (the “Trustee”) have entered into the Indenture, dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Company has issued its 10.000% Senior Secured Second Lien Notes due 2019 (the “Notes”);

B.	The Guarantors have, pursuant to the Indenture, unconditionally guaranteed the Notes Obligations;

C.	The Pledgors and Noteholder Collateral Agent are parties to that certain Security Agreement, dated as of July 27, 2016 (as amended from time to time, the “Security Agreement”);

D.	The Company has offered to exchange any and all of its outstanding Notes (the “Exchange Offer”) for (i) shares of the Company’s common stock, (ii) shares of the Company’s Series A preferred stock, (iii) shares of the Company’s Series B preferred stock, and (iv) warrants to purchase shares of the Company’s common stock, in each case, upon the terms and subject to the conditions set forth in the Exchange Offer Memorandum and Consent Solicitation Statement, dated December 22, 2017 (as amended, supplemented or otherwise modified, the “Memorandum”);

E.	Concurrently with the Exchange Offer, and pursuant to the Memorandum and the related letter of transmittal (as amended, supplemented or otherwise modified), the Company has requested that holders of the Notes deliver consents to (i) the adoption of certain proposed amendments (the “Proposed Amendments”) to, among other things, amend the Indenture to modify certain restrictive covenants and (ii) the release of the collateral securing the obligations of the Company and the Guarantors under the Indenture (the “Collateral Release”);

F.	Section 9.02 of the Indenture provides that the Company, the Guarantors and Noteholder Collateral Agent may amend or supplement the Indenture, the Notes, the Note Guarantees and the Security Documents with the consent of the Holders of at least a majority in aggregate principal amount of the Notes outstanding (the “Proposed Amendment Requisite Consents”);

G.	Sections 9.02 and 12.07 of the Indenture provide that the Company, the Guarantors and Noteholder Collateral Agent may amend or waive the provisions of the Indenture or any Security Documents with the effect of releasing all or substantially all of the Collateral from the Liens securing the Notes Obligations under the Notes Documents with the consent of the Holders of at least 66 2/3% in aggregate principal amount of the Notes outstanding (the “Collateral Release Requisite Consents”);

H.	Holders of the Notes have delivered the Proposed Amendment Requisite Consents and thereby have duly consented to the Proposed Amendments in accordance with Section 9.02 of the Indenture;

I.	Holders of the Notes have delivered the Collateral Release Requisite Consents and thereby have duly consented to the Collateral Release in accordance with Sections 9.02 and 12.07 of the Indenture;

J.	This Amendment is necessary to effect the Collateral Release;

K.	Noteholder Collateral Agent has received, in accordance with Section 9.06 of the Indenture, an Opinion of Counsel and an Officers’ Certificate stating that the execution of this Amendment is permitted by the Indenture; and

L.	All other conditions precedent provided under the Indenture have been satisfied to permit the Company, the Guarantors and Noteholder Collateral Agent to enter into this Amendment.

M. Upon the Proposed Amendments becoming operative in accordance herewith, the Notes shall thenceforth be known as the “10.000% Senior Notes due 2019”.

A G R E E M E N T:

NOW THEREFORE, in consideration of the premises and intending to be legally bound, the parties to this Amendment hereby mutually covenant and agree as follows:

SECTION 1 Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Security Agreement.

SECTION 2 Amendments. The Security Agreement is hereby amended as follows:

(a) Amendment to Section 1.1. Section 1.1 (Definitions) is hereby amended by deleting from such section the following defined terms: ABL Loan Documents, ABL Security Documents, Additional Pledged Interests, Additional Pledged Shares, Bailee Letter, Casualty Event, Collateral, Collateral Account, Commercial Motor Vehicles, Commodity Account Control Agreement, Computer Hardware and Software, Contracts, Control, Control Agreements, Copyright Security Agreement, Copyrights, Deposit Account Control Agreement, Deposit Accounts, Distributions, Excluded Accounts,

Excluded Property, Existing Indenture Obligations, Existing Notes Documents, Financial Officer, Foreign Equity, Foreign Jurisdiction, Foreign Located Assets, Foreign Perfection, Foreign Subsidiary Property, General Intangibles, Goodwill, Initial Pledged Interests, Initial Pledged Shares, Instruments, Intellectual Property Collateral, Intercompany Canadian Note, Intercompany Notes, Intercompany Subordinated Note, Investment Property, License Agreements, Mortgaged Property, Patent Security Agreement, Patents, Perfection Certificate, Perfection Certificate Supplement, Pledge Amendment, Pledged Interests, Pledged Securities, Pledged Shares, Pledgor Foreign Property, Real Property, Registered, Reorganization Assets, Securities Account Control Agreement, Securities Collateral, Senior Obligations Payment Date, Senior Representative, Specified Movable Property, Successor Interests, Term Loan Documents, Term Security Documents, Trade Secrets, Trademark Security Agreement, Trademarks, Transferable Record, and any other defined terms that, by virtue of the Proposed Amendments and Collateral Release effected by this Amendment, are no longer used in the Security Agreement as amended hereby.

(b) Amendment to Section 1.4. The heading and text of Section 1.4 (Perfection Certificate) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Section 1.4 [Reserved].”.

(c) Amendment to Article II. The heading and text of Article II (Grant of Security and Secured Obligations) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article II

[Reserved]”.

(d) Amendment to Article III. The heading and text of Article III (Perfection; Supplements; Further Assurances; Use of Collateral) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article III

[Reserved]”.

(e) Amendment to Article IV. The heading and text of Article IV (Representations, Warranties and Covenants) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article IV

[Reserved]”.

(f) Amendment to Article V. The heading and text of Article V (Certain Provisions Concerning Securities Collateral) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article V

[Reserved]”.

(g) Amendment to Article VI. The heading and text of Article VI (Certain Provisions Concerning Intellectual Property Collateral) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article VI

[Reserved]”.

(h) Amendment to Article VII. The heading and text of Article VII (Certain Provisions Concerning Accounts) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article VII

[Reserved]”.

(i) Amendment to Article VIII. The heading and text of Article VIII (Transfers) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article VIII

[Reserved]”.

(j) Amendment to Article IX. The heading and text of Article IX (Remedies) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article IX

[Reserved]”.

(k) Amendment to Article X. The heading and text of Article X (Proceeds of Casualty Events and Collateral Dispositions; Application of Proceeds) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Article X

[Reserved]”.

(l) Amendment to Section 11.1. The text of Section 11.1 (Concerning Noteholder Collateral Agent) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The Noteholder Collateral Agent has been appointed as “Noteholder Collateral Agent” pursuant to the Indenture and as “Additional Noteholder Collateral Agent” pursuant to the Intercreditor Agreement. The Noteholder Collateral Agent may resign as “Noteholder Collateral Agent” pursuant to the Indenture and as “Additional Noteholder Collateral Agent” pursuant to the Intercreditor Agreement and shall thereupon be discharged from its duties and obligations under this Agreement.

(b) Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Noteholder Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Noteholder Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession from time to time if such Collateral is accorded treatment substantially equivalent to that which the Noteholder Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests; provided that neither the Noteholder Collateral Agent nor any of the other Secured Parties nor any of their respective directors, officers, employees or agents shall have responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Noteholder Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, (y) failing to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, or (z) failing to take any necessary steps to preserve rights against any Person with respect to any Collateral.

(c) [Reserved].

(d) [Reserved].

(e) In addition to the foregoing rights, the Noteholder Collateral Agent shall have the rights, protections and immunities given to it as Noteholder Collateral Agent under the Indenture, and such are incorporated by reference herein, mutatis mutandis.”

(m) Amendment to Section 11.2. The heading and text of Section 11.2 (Noteholder Collateral Agent May Perform; Noteholder Collateral Agent Appointed Attorney-in-Fact) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Section 11.2 [Reserved].”.

(n) Amendment to Section 11.3. The heading and text of Section 11.3 (Continuing Security Interest; Assignment) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Section 11.3 [Reserved].”.

(o) Amendment to Section 11.17. The heading and text of Section 11.17 (Obligations Absolute) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Section 11.17 [Reserved].”.

(p) Amendment to Exhibit 1. The heading and text of Exhibit 1 (Form of Issuer’s Acknowledgment) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 1

[Reserved]”.

(q) Amendment to Exhibit 2. The heading and text of Exhibit 2 (Form of Pledge Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 2

[Reserved]”.

(r) Amendment to Exhibit 3. The heading and text of Exhibit 3 (Form of Joinder Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 3

[Reserved]”.

(s) Amendment to Exhibit 4. The heading and text of Exhibit 4 (Form of Securities Account Control Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 4

[Reserved]”.

(t) Amendment to Exhibit 5. The heading and text of Exhibit 5 (Form of Deposit Account Control Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 5

[Reserved]”.

(u) Amendment to Exhibit 6. The heading and text of Exhibit 6 (Form of Copyright Security Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 6

[Reserved]”.

(v) Amendment to Exhibit 7. The heading and text of Exhibit 7 (Form of Patent Security Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 7

[Reserved]”.

(w) Amendment to Exhibit 8. The heading and text of Exhibit 8 (Form of Trademark Security Agreement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 8

[Reserved]”.

(x) Amendment to Exhibit 9. The heading and text of Exhibit 9 (Form of Perfection Certificate) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 9

[Reserved]”.

(y) Amendment to Exhibit 10. The heading and text of Exhibit 10 (Form of Perfection Certificate Supplement) of the Security Agreement is hereby deleted in its entirety and replaced with the following:

“Exhibit 10

[Reserved]”.

(z) Effect of Deletion of Certain Definitions. All definitions in the Security Agreement to which all references are being eliminated as a result of the amendments specified in this Section 2 of this Amendment are hereby deleted in their entirety.

SECTION 3 Effect and Operation of Amendment. This Amendment shall be effective and binding immediately upon its execution and delivery by the Pledgors and Noteholder Collateral Agent, and thereupon this Amendment shall form a part of the Security Agreement for all purposes. Except as modified and amended by this Amendment, all provisions of the Security Agreement shall remain in full force and effect. Notwithstanding the foregoing, the provisions of Section 2 hereof shall not become operative until the time immediately prior to the delivery by the Company of the Exchange Consideration (as defined in the Memorandum) to the Exchange Agent (as defined in the Memorandum) on the Settlement Date (as defined in the Memorandum).

SECTION 4 References. All references in the Security Agreement to “this Agreement” shall be deemed to refer to the Security Agreement as amended hereby; and any and all references in the Security Documents to the Security Agreement shall be deemed to refer to the Security Agreement as amended hereby.

SECTION 5 No Recourse Against Others. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Note Guarantees or the Security Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 6 New York Law to Govern. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7 Counterparts. This Amendment may be executed in multiple counterparts, which when taken together, shall constitute one instrument. The exchange of copies of this Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 8 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 9 Noteholder Collateral Agent. Noteholder Collateral Agent accepts the amendments of the Security Agreement effected by this Amendment. Without limiting the generality of the foregoing, Noteholder Collateral Agent shall not be responsible in any manner whatsoever for or with respect to any of the recitals contained herein, all of which recitals are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Amendment or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and Noteholder Collateral Agent makes no representation with respect to any such matters.

SECTION 10 Separability. In case any provision in this Supplemental Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SAEXPLORATION HOLDINGS, INC., as a Pledgor

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC., as a Pledgor

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION, INC., as a Pledgor

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC, as a Pledgor

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

[Signature Page to Security Agreement]

NES, LLC, as a Pledgor

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

[Signature Page to Security Agreement]

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Noteholder Collateral Agent

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

[Signature Page to Security Agreement]